Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of February 14, 2003 (this “Amendment”), to the CREDIT AND GUARANTEE AGREEMENT, dated as of October 24, 2000, as amended by that First Amendment, dated as of May 1, 2001, that Second Amendment, dated as of October 23, 2001, and that Third Amendment, dated as of September 9, 2002, (as further amended, supplemented or otherwise modified, the “Credit and Guarantee Agreement”) among NORTHWEST AIRLINES CORPORATION, a Delaware corporation (“Holdings”), NORTHWEST AIRLINES HOLDINGS CORPORATION, a Delaware corporation (“NWAC”), NWA INC., a Delaware corporation (“NWA”) (Holdings, NWAC and NWA collectively referred to hereafter as the “Guarantors”), NORTHWEST AIRLINES, INC., a Minnesota corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit and Guarantee Agreement (the “Lenders”), CREDIT LYONNAIS NEW YORK BRANCH and ABN AMRO BANK N.V., as co-documentation agents (in such capacities, the “Co-Documentation Agents”), CITICORP USA, INC. and U.S. BANK NATIONAL ASSOCIATION, as co-arrangers (in such capacities, the ”Co-Arrangers”), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”), and J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as joint lead arrangers and joint bookrunners (in such capacities, the “Joint Lead Arrangers”).

W I T N E S S E T H:

WHEREAS, the Guarantors, the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents, the Co-Arrangers, the Syndication Agent and the Joint Lead Arrangers are parties to the Credit and Guarantee Agreement; and

WHEREAS, the Borrower and the Guarantors have requested that the Credit and Guarantee Agreement be amended as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.           Defined Terms.  Terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

SECTION 2.           Amendment to Section 7.7 (Restricted Payments).  Section 7.7 of the Credit and Guarantee Agreement is hereby amended by deleting the “and” at the end of paragraph (b), deleting the period at the end of paragraph (c) and replacing it with “; and” and inserting a new paragraph (d) thereafter as follows:

“(d)         any Credit Party may repurchase shares of Capital Stock of Pinnacle Airlines Corp., a Delaware corporation, contributed from time to time by any Credit Party to any Pension Plan in lieu of cash pursuant to an exemption granted by the Department of Labor.”

SECTION 3.           Conditions to Effectiveness of this Amendment.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by (i) the Borrower, (ii) the Guarantors and (iii) the Required Lenders.

SECTION 4.           Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 5.           Miscellaneous.

(a)           Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

(b)           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(c)           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)           Integration.  This Amendment and the other Loan Documents represent the agreement of the Loan Parties and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(e)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

NORTHWEST AIRLINES HOLDINGS CORPORATION

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

NWA INC.

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

NORTHWEST AIRLINES, INC.

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

Signature Page to Third Amendment

ABN AMRO Bank, N.V., Lender

By:	/s/ Thomas K. Peterson
Name:	Thomas K. Peterson
Title:	Senior Vice President Diversified Industries Central

By:	/s/ Mary L. Honda
Name:	Mary L. Honda
Title:	Group Vide President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/s/ Shinichiro Munechika
Name:	Shinichiro Munechika
Title:	Deputy General Manager

BNP PARIBAS

By:	/s/ Brian F. Hewett
Name:	Brian F. Hewett
Title:	Director

By:	/s/ Timothy J. Devane
Name:	Timothy J. Devane
Title:	Vice President

CREDIT LYONNAIS, NEW YORK BRANCH

By:	/s/ James Gibson
Name:	James Gibson
Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON

By:	/s/ Joseph J. Adipietro
Name:	Joseph J. Adipietro
Title:	Director

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company)

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

KREDITANSTALT FUR WIEDERAUFBAU

By:	/s/ Susanne Hockmann
Name:	Susanne Hockmann
Title:	Vice President

By:	/s/ Petra Schoberth
Name:	Petra Schoberth
Title:	Senior Project Manager

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ David Apps
Name:	David Apps
Title:	Senior Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mary H. Carey
Name:	Mary H. Carey
Title:	Assistant Vice President

UNION PLANTERS BANK

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, Lender

By:	/s/ Mark R. Olmon
Name:	Mark R. Olmon
Title:	Senior Vice President

DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Lynda Grainger
Name:	Lynda Grainger
Title:	Director

By:	/s/ Brian Smith
Name:	Brian Smith
Title:	Director

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:	/s/ Bruce M.J. Ju
Name:	Bruce M.J. Ju
Title:	VP & GM

CHANG HWA COMMERCIAL BANK LTD., NEW YORK BRANCH

By:
Name:
Title:

CITICORP USA, INC.

By:	/s/ Gaylord C. Holmes
Name:	Gaylord C. Holmes
Title:	Vice President

THE FUJI BANK, LIMITED

By:
Name:
Title:

MITSUBISHI TRUST & BANKING CORPORATION

By:
Name:
Title:

SUMITOMO-MITSUI BANKING CORP. (f/k/a THE SAKURA BANK, LTD.)

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Jaap L. Tonckens
Name:	Jaap L. Tonckens
Title:	Vice President Morgan Stanley Senior Funding